UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2014
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SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)
__________________

Nevada	000-54529	45-3849662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 University Ridge Suite D Greenville, SC		29601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (864) 751-4880
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 16, 2014 Scio Diamond Technology Corporation (the "Company") entered into a Second Amendment to Loan Agreement ("Amendment No. 2") with Platinum Capital Partners, LP (the "Lender"), to its existing loan agreement (the "Loan Agreement") dated as of June 21, 2013 with the Lender, as modified by the First Amendment to Loan Agreement dated as of October 11, 2013.  Under the terms of Amendment No. 2, the Lender, among other things, increased the Company's credit facility to $1,500,000 and deferred $63,618.51 of interest that was due and payable on September 30, 2014 under the Loan Agreement until December 19, 2014.  The Company also executed two new promissory notes concurrently with Amendment No. 2: (i) a Revolving Promissory Note dated as of October 17, 2014 in the principal amount of $1,500,000 in favor of the Lender (the "New Revolving Promissory Note"), which replaced the Company's Promissory Note dated as of June 21, 2013, in the principal amount of $1,000,000 in favor of the Lender, and the Company's Promissory Note dated as of October 9, 2013, in the principal amount of $500,000 in favor of the Lender; and (ii) a Deferred Interest Promissory Note dated as of September 30, 2014, in the principal amount of $63,618.51 in favor of the Lender (the "Deferred Interest Promissory Note").  The New Revolving Promissory Note has a maturity date of June 30, 2015 and interest on the outstanding principal accrues at a rate of 18% per annum, compounded annually.  The Deferred Interest Promissory Note has a maturity date of December 19, 2014 and interest on the outstanding principal accrues at a rate of 18% per annum, compounded annually.
Amendment No. 2 is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to such exhibit.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.
The information included under Item 1.01 hereof is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
On October 22, 2014 the Company issued a press release announcing that Bern McPheely, Chairman of the Board and a director of the Company, purchased 133,333 shares of the Company's common stock on September 30, 2014, Bruce Likly, a director of the Company, purchased 187,500 shares of the Company's common stock on October 3, 2014, and Lewis Smoak, a director of the Company, purchased 333,333 shares of the Company's common stock on September 19, 2014.
A copy of the above-referenced press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement, dated as of October 16, 2014, by and between the Company and Platinum Capital Partners, LP
99.1	Press Release issued on October 22, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
SCIO DIAMOND TECHNOLOGY CORPORATION (Registrant)

Date: October 22, 2014	By:	/s/ Gerald McGuire
Gerald McGuire
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement, dated as of October 16, 2014, by and between the Company and Platinum Capital Partners, LP
99.1	Press Release issued on October 22, 2014